AMENDMENT TO EMPLOYMENT AGREEMENT
                                     BETWEEN
                        COLORADO WYOMING RESERVE COMPANY
                                       AND
                                  KIM M. FUERST



      This AMENDMENT to the Employment Agreement, dated October 1, 1996 (the "Agreement"), between Colorado Wyoming Reserve Company (the "Company") and Kim
M. Fuerst ("Employee"), is made as of May 17, 1999 by and between the parties hereto.

      For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

      Capitalized terms used herein and not otherwise defined, have the meaning ascribed to such terms in the Agreement. Section 2.1 of the Agreement is amended and replaced in its entirety with the following provision:

      SECTION 2.1 BASIC SALARY. Except as otherwise provided herein, the Company shall pay to the Employee a monthly base salary during the term of this Agreement in the amount of $5,000.00 per month.

      Accepted and Agreed to this 17th day of May, 1999.



COMPANY:

COLORADO WYOMING RESERVE COMPANY


By:  /s/ KIM M. FUERST
     -------------------------------------
     Kim M. Fuerst
     President and Chief Executive Officer




EMPLOYEE:

/s/ KIM M. FUERST
------------------------------------------
Kim M. Fuerst